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                                                                   [NUVEEN LOGO]

                   IMPORTANT INFORMATION FOR SHAREHOLDERS OF
           NUVEEN FLAGSHIP KENTUCKY LIMITED TERM MUNICIPAL BOND FUND

The following is a brief overview of the proposal to be voted upon at the April 15, 1999 shareholder meeting. It should be read in conjunction with your fund's proxy statement, which was mailed to you earlier. If you would like another copy of the proxy statement, please call us at the number listed below.

                          YOUR VOTE IS VERY IMPORTANT.

If you have not already done so, please fill out and return the enclosed proxy card in a timely fashion. Thank you for your support of the Nuveen family of mutual funds.

Q. WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON AT THE UPCOMING SPECIAL SHAREHOLDER MEETING ON APRIL 15?

A. The Board of Trustees for the Nuveen Flagship Kentucky Limited Term Municipal Bond Fund (the "Kentucky Limited Term Fund") has called a Special Shareholder Meeting for Thursday, April 15, 1999 at which you will be asked to vote on a reorganization (the "Reorganization") of your fund into the Nuveen Flagship Kentucky Municipal Bond Fund (the "Kentucky Fund").

Q. ARE THERE ANY DIFFERENCES BETWEEN THE FUNDS?

A. The Kentucky Fund is substantially the same as the Kentucky Limited Term Fund in its philosophy, investment objectives and policies and day-to-day portfolio management except that the Kentucky Limited Term Fund maintains a weighted average portfolio maturity between 1 and 7 years while the Kentucky Fund maintains a weighted average portfolio maturity between 15 and 30 years. In evaluating the Reorganization, the Kentucky Limited Term Fund shareholders should consider the impact of investing in a long-term municipal bond fund.

Q. WHAT ADVANTAGES WILL THIS PRODUCE FOR FUND SHAREHOLDERS?

A. We expect the proposed Reorganization to (i) lower gross operating expenses as a percentage of net assets due to the Kentucky Fund's larger net assets and greater economies of scale; (ii) improve portfolio diversification; (iii) lower portfolio transaction costs; and (iv) retain the exemption of dividends from the Kentucky state personal income tax. The Board believes that these potential benefits, together with the potentially higher distributions from the Kentucky Fund, should offset the risks associated with investments in a long term bond fund.

Q. HAS THE FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSAL?

A. Yes. The Board of Trustees for the Kentucky Limited Term Fund unanimously agreed that this Reorganization is in your best interests and recommends that you vote in favor of it.

Q. WHAT IS THE TIMETABLE FOR THE REORGANIZATION?

A. Effective December 31, 1998, the Kentucky Limited Term Fund was closed to new investors; existing investors, however, may continue to make additional purchases and reinvest dividends. If approved by shareholders on April 15, 1999, the Reorganization is expected to take effect on April 23, 1999.

Q. WILL I RECEIVE NEW SHARES IN EXCHANGE FOR MY CURRENT SHARES?

A. Yes. Upon approval and completion of the Reorganization, shareholders of the Kentucky Limited Term Fund will exchange their shares for shares of the Kentucky Fund based upon a specified exchange ratio determined by the ratio of the respective net asset values of the funds. You will receive Kentucky Fund shares whose aggregate value at the time of issuance will equal the aggregate value of your Kentucky Limited Term Fund shares on that date.
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Q. IF I OWN SHARES IN CERTIFICATE FORM, WILL I NEED TO EXCHANGE THEM FOR
   CERTIFICATES OF MY NEW FUND?

A. Certificates for Kentucky Fund shares will not be issued automatically as part of the Reorganization, although we will send you certificates upon request. If you currently own Kentucky Limited Term Fund shares in certificate form, you will need to return these certificates to Nuveen in order to receive new certificates for your Kentucky Fund shares.

   If you prefer, however, you may exchange your certificates for book entry shares. These shares are held in a convenient computerized system that enables shareholders to receive a complete and accurate record of their holdings without having to worry about the safekeeping of certificates or the expense involved with replacing a lost or stolen certificate. Just complete the appropriate section of the Letter of Transmittal requesting book entry shares. Regardless of the way you choose to hold your shares after the Reorganization, certificates should be returned to the fund's transfer agent by certified mail as soon as possible.

Q. WILL I HAVE TO PAY ANY FEES OR EXPENSES IN CONNECTION WITH THE
   REORGANIZATION?

A. You will pay no fees or sales charges directly in connection with the implementation of the proposed changes. However, the costs associated with the Reorganization will be borne by the Kentucky Limited Term Fund. These costs are estimated to be $0.066 per share. The costs are expected to be more than offset over time by the anticipated lower operating costs of the Kentucky Fund.

Q. HOW DO MANAGEMENT FEES AND OTHER FUND OPERATING EXPENSES COMPARE BETWEEN THE TWO FUNDS?

A. The Kentucky Fund has a higher investment management fee schedule than the Kentucky Limited Term Fund. Total gross operating expenses (before waivers and reimbursements) as a percentage of net assets for the Kentucky Fund are lower than those for the Kentucky Limited Term Fund, reflecting the larger net assets and greater economies of scale of the Kentucky Fund. For the past fiscal year, net operating expenses (after waivers and reimbursements) as a percentage of net assets for the Kentucky Limited Term Fund were lower than those for the Kentucky Fund, but only because of voluntary expense waivers/reimbursements by Nuveen. There can be no assurance that Nuveen will continue these waivers/reimbursements for the Kentucky Limited Term Fund if the Reorganization is not approved.

Q. WILL THIS REORGANIZATION CREATE A TAXABLE EVENT FOR ME?

A. The Reorganization is intended to be done on a tax-free basis for federal income tax purposes. Therefore, you will recognize no gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis and holding period of the Kentucky Fund shares you receive will be the same as the tax basis and holding period of your Kentucky Limited Term Fund shares.

Q. CAN I EXCHANGE OR REDEEM MY KENTUCKY LIMITED TERM FUND SHARES BEFORE THE REORGANIZATION TAKES PLACE?

A. You may exchange your Kentucky Limited Term Fund shares for shares of any other Nuveen Mutual Fund, or redeem your shares, at any time. If you choose to do so, your request will be treated as a normal exchange or redemption of shares and will be a taxable transaction for federal income tax purposes. Nuveen will waive any deferred sales charge that would otherwise apply to a redemption or exchange of shares.

Q. HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage-paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your financial adviser or Nuveen at (800) 621-7227 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

Q. WILL NUVEEN CONTACT ME?

A. You may receive a call from D.F. King, our proxy solicitation agent, to verify that you received your proxy materials and to answer any questions you may have about the Reorganization.